UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 19, 2010
DOLLAR FINANCIAL CORP.
(Exact name of registrant as specified in charter)

Not Applicable
(Former name or former address, if changed since last report)

DELAWARE	000-50866	23-2636866
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	file number)	Identification
Number)

1436 Lancaster Avenue
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information
     Dollar Financial Corp. (the “Company”) is filing this Current Report on Form 8-K (this “Report”) in connection with the anticipated registration with the Securities and Exchange Commission (the “SEC”) of up to $600,000,000 aggregate principal amount of 10.375% Senior Notes due 2016 (the “Exchange Notes”) to be issued by National Money Mart Company (“NMM”), an indirect wholly owned subsidiary of the Company in exchange for NMM’s outstanding 10.375% Senior Notes due 2016 issued on December 23, 2009 (the “Old Notes”) solely for the purposes of providing:
•	Notes 23 and 24 to the Company’s audited consolidated financial statements included within Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009 filed with the SEC on September 3, 2009 (the “Fiscal 2009 Form 10-K”), as such Part II, Item 8 of the Fiscal 2009 Form 10-K was previously amended in its entirety solely for the purposes of reflecting the retrospective application of FSP APB 14-1 and SFAS 160 as set forth in Exhibit 99.5 to the Company’s Current Report on Form 8-K filed with the SEC on November 20, 2009; and

•	Notes 13 and 14 to the Company’s unaudited condensed consolidated financial statements included within Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2009 filed with the SEC on February 9, 2010 (the “Second Quarter 2010 Form 10-Q”).
     The Company is providing these additional notes to the financial statements to provide condensed consolidating financial information in accordance with Rule 3-10(d) of Regulation S-X promulgated by the SEC (and, in the case of Note 24 to Part I, Item 1 of the Fiscal 2009 Form 10-K (as previously amended) and Note 14 to Part I, Item 1 of the Second Quarter 2010 Form 10-Q, to provide information with respect to events occurring after December 31, 2009) because the Old Notes are, and the Exchange Notes will be, fully and unconditionally guaranteed, jointly and severally, by the Company and certain of its wholly owned domestic and Canadian subsidiaries.
     To reflect the addition of Notes 23 and 24 to Part II, Item 8 of the Fiscal 2009 Form 10-K (as previously amended), Part II, Item 8 of the Fiscal 2009 Form 10-K is hereby amended in its entirety and is attached as Exhibit 99.1 hereto and is incorporated by reference herein. To reflect the addition of Notes 13 and 14 to Part I, Item 1 of the Second Quarter 2010 Form 10-Q, Part I, Item I of the Second Quarter Form 10-Q is being amended in its entirety and is attached as Exhibit 99.3 hereto and is incorporated by reference herein.
     Because this Current Report on Form 8-K is being filed only for the purposes described above, and only affects the items specified above, the other information contained in the Fiscal 2009 Form 10-K (as previously amended) and the Second Quarter 2010 Form 10-Q remains unchanged. No attempt has been made in this Current Report on Form 8-K nor in the Exhibits hereto to modify or update disclosures in the Fiscal 2009 Form 10-K or the Second Quarter 2010 Form 10-Q except as described above. Accordingly, this Current Report on Form 10-Q and the Exhibits hereto should be read in conjunction with the Fiscal 2009 Form 10-K (as previously amended) and the Company’s filings made with the SEC subsequent to the filing of the Fiscal 2009 Form 10-K, including the Second Quarter 2010 Form 10-Q.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit

Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 99.1	Updated financial information in the Annual Report on Form 10-K for the fiscal year ended June 30, 2009, Part II- Item 8. Financial Statements and Supplementary Data.

Exhibit 99.2	Updated financial information in the Quarterly Report on Form 10-Q for the three and six months ended December 31, 2009, Item 1. Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: March 19, 2009	By:	/s/ William M. Athas
William M. Athas
Senior Vice President, Finance and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 99.1	Updated financial information in the Annual Report on Form 10-K for the fiscal year ended June 30, 2009, Part II- Item 8. Financial Statements and Supplementary Data.

Exhibit 99.2	Updated financial information in the Quarterly Report on Form 10-Q for the three and six months ended December 31, 2009, Item 1. Financial Statements.